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                                                                   EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 6, 1998, appearing on page F-1 of OroAmerica, Inc.'s Annual Report on Form 10-K for the year ended
January 30, 1998.


/s/ PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP
Los Angeles, California
September 17, 1998